UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
77 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	SPWR	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 10, 2019, Ladislas Paszkiewicz resigned from the Board of Directors (the “Board”) of SunPower Corporation, a Delaware corporation (the “Company”), and on July 12, 2019, the Board appointed Franck Trochet to serve as a member of the Board. Mr. Paszkiewicz had served as a designee of Total Solar International SAS, formerly known as Total Gas & Power USA, SAS (“Total Solar International,” an affiliate of Total S.A. or “Total”), pursuant to the Affiliation Agreement, dated as of April 28, 2011, as amended, between Total Solar International and the Company, and Mr. Trochet is replacing Mr. Paszkiewicz as Total Solar International’s designee on the Board.
Mr. Trochet has served as vice president, finance, of Total Petrochemicals and Refining USA, Inc. in Houston since 2017. He has held a similar role for Total’s exploration and production and marketing and services divisions, as well as U.S. affiliates, since 2017. From 2013 to 2017, Mr. Trochet served as vice president, business control, for Total’s refining and chemicals branch in Paris. Mr. Trochet was part of the team that established Total’s refining and chemicals branch in 2010 before being appointed as vice president, corporate affairs, of Total’s polymers business unit in Brussels.
Mr. Trochet joined the finance division of Elf Aquitaine S.A.S. in 1999, prior to its acquisition by Total, and held various positions in the refining and marketing divisions of Total, including U.K. finance manager, until 2010. He started his career at Ernst & Young LLP. Mr. Trochet is a graduate of the Business School of Tours in France. Mr. Trochet also serves on the Board of Directors of the French American Chamber of Commerce in Houston.
Mr. Trochet serves as a Class II director, to serve until the Company’s annual meeting of stockholders to be held in 2022. Mr. Trochet will serve on the Nominating and Corporate Governance Committee of the Board.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

By:	/s/ KENNETH L. MAHAFFEY Name: Kenneth L. Mahaffey Title: Executive Vice President and General Counsel
Date: July 16, 2019